EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our report dated April 25, 2016, relating to the financial statements of Merrill Lynch Life Variable Annuity Separate Account B and to the use of our report dated April 14, 2016, relating to the financial statements of Transamerica Advisors Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 25, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” in the Prospectus and to the use of our report dated March 27, 2014 except for the impact of a previously described income tax restatement with respect to which the date is April 15, 2015, with respect to the U.S. generally accepted accounting basis financial statements and schedules of Transamerica Advisors Life Insurance Company included in the Post-Effective Amendment No. 38 (Form N-4, No. 33-45379) and related to the Prospectus of Merrill Lynch Retirement Plus.

/s/ Ernst & Young LLP

Des Moines, IA

April 25, 2016